Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 31, 2016 is entered into by and among OAKTREE CAPITAL MANAGEMENT, L.P., a Delaware limited partnership, OAKTREE CAPITAL II, L.P., a Delaware limited partnership, OAKTREE AIF INVESTMENTS, L.P., a Delaware limited partnership, OAKTREE CAPITAL I, L.P., a Delaware limited partnership (each a “Borrower” and collectively, the “Borrowers”); the Lenders (as defined in the Credit Agreement referred to below); and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement defined below.

WHEREAS, the above mentioned parties have previously entered into that certain Credit Agreement, dated as of March 31, 2014 (as amended by that certain First Amendment to Credit Agreement, dated as of November 3, 2014, the “Credit Agreement”).

WHEREAS, the Borrowers have requested an extension of the Maturity Date and certain other amendments to the Credit Agreement as set forth below, and the Administrative Agent and the Lenders, on the terms and subject to the conditions set forth herein, have agreed to so amend the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree, except as otherwise set forth herein, as of the Second Amendment Effective Date as follows:

SECTION 1. Amendments. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows as of the Second Amendment Effective Date:

(a) Alternate Base Rate. The definition of “Alternate Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, if the One Month LIBOR Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

(b) Assets Under Management.

(i) The definition of “Assets Under Management” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Assets Under Management” means the Net Asset Value of all assets managed by OCG and its subsidiaries and affiliates (other than any assets held in CLOs), plus the amount of (a) any undrawn capital that may be called from investors in all investment funds managed by OCG and its subsidiaries and affiliates pursuant to the capital commitments of such investors to such investment funds, (b) fund-level leverage that generates management fees, and (c) the aggregate par value of collateral assets and principal cash held by CLOs of OCG and its subsidiaries and affiliates. As used in this definition, “Net Asset Value” means, as of any date, the value of all assets of an investment fund or account (including cash and accrued interest and dividends) less all liabilities of such investment fund or account (including accrued expenses and any reserves established for contingent liabilities).

(ii) Section 5.1(e) of the Credit Agreement is hereby amended by replacing the phrase “within 45 days after the end of each fiscal quarter of the Borrowers” with the phrase “concurrently with any delivery of financial statements under clauses (a) or (b) above,”.

(c) Combined EBITDA. The definition of “Combined EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by (x) replacing the phrase “any other non-cash charges” with the phrase “any non-cash charges” and (y) replacing the phrase “December 31, 2013” with the phrase “December 31, 2015”.

(d) Defaulting Lender. The definition of “Defaulting Lender” in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the phrase “or (g) become the subject of a Bail-in Action or has a direct or indirect parent company that has become the subject of a Bail-in Action;” immediately preceding the phrase “provided further” therein and (ii) replacing the reference to “(f)” in the second sentence with “(g)”.

(e) GAAP. The definition of “GAAP” in Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase “or CLOs” after the phrase “investment funds”.

(f) Indemnified Taxes. The definition of “Indemnified Taxes” in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“Indemnified Taxes” means Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrowers under any Loan Document.

(g) LIBOR Rate. The definition of “LIBOR Rate” in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, if the LIBOR Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

(h) Maturity Date. The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by replacing the phrase “March 31, 2019” with the phrase “March 31, 2021”.

(i) Subsidiary. The definition of “Subsidiary” in Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase “or CLO” after the phrase “investment fund” in the first and second sentence thereof.

(j) Effective Date.

(i) The definition of “Change in Law” is hereby amended by replacing each reference to “the date of this Agreement” with “the Second Amendment Effective Date”.

(ii) The definitions of “Required Lenders” and “Term Loan Commitment” in Section 1.1 of the Credit Agreement are hereby amended by replacing each reference to “Effective Date” with “Second Amendment Effective Date”.

(iii) The definition of “Revolving Loan Commitment” in Section 1.1 of the Credit Agreement is hereby amended by replacing the phrase “The initial amount” with the phrase “As of the Second Amendment Effective Date, the amount”.

(iv) The definition of “Revolving Proportionate Share” in Section 1.1 of the Credit Agreement is hereby amended by replacing the phrase “initial Revolving Proportionate Share” with the phrase “Revolving Proportionate Share as of the Second Amendment Effective Date”.

(v) The definition of “Term Proportionate Share” in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing each reference to “Effective Date” with “Second Amendment Effective Date” and (ii) replacing the phrase “initial Term Proportionate Share” with the phrase “Term Proportionate Share as of the Second Amendment Effective Date”.

(vi) The definition of “Total Term Loan Commitment” is hereby amended by replacing the phrase “at any time” with the phrase “as of the Second Amendment Effective Date”.

(vii) Section 2.17(a)(ii) of the Credit Agreement is hereby amended by replacing each reference therein to “Effective Date” with “Second Amendment Effective Date.”

(viii) Sections 6.1(b) and 6.2(b) of the Credit Agreement are each hereby amended by replacing the phrase “on the date hereof” with the phrase “on the Second Amendment Effective Date”.

(k) Section 1.1 of the Credit Agreement is further amended by adding the following new definitions in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“CLO” means a collateralized loan obligation vehicle or similar debt securitization vehicle or entity.

“CLO Subsidiary” means, at any time, (i) any Subsidiary that (x) manages or has been established to manage one or more CLOs or (y) is an Affiliate of a Subsidiary described in clause (x) that purchases or otherwise acquires and/or retains securities, obligations or other interests in such CLO for the purpose of, among other things, satisfying (including on a prospective basis) any applicable risk retention laws, rules, regulations, guidelines, technical standards or guidance of any Governmental Authority and (ii) any Subsidiary of a Subsidiary described in the preceding clause (i).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA

Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Non-CLO Subsidiary” means, at any time, any Subsidiary that is not a CLO Subsidiary.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (i) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (ii) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

“Second Amendment Effective Date” means March 31, 2016.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(l) Term Loans and Revolving Loans as of the Second Amendment Effective Date.

(i) Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Term Loans. Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make a term loan in Dollars to the Borrowers on the Second Amendment Effective Date in an amount equal to its Term Loan Commitment as in effect on the Second Amendment Effective Date. The Borrowers may not reborrow the principal amount of a Term Loan after repayment or prepayment thereof.”

(ii) Schedule 2.1. Schedule 2.1 of the Credit Agreement is hereby amended and restated in its entirety with Schedule 2.1 attached hereto.

(iii) The parties hereto agree that notwithstanding anything to the contrary in the Credit Agreement or in this Amendment, (A) the only conditions precedent to the Term Loans made on the Second Amendment Effective Date (the “Second Amendment Effective Date Term Loans”) shall be those conditions set forth in Section 2 of this Amendment, (B) the Term Loans (as defined in the Credit Agreement) outstanding on the Second Amendment Effective Date shall be converted to and reallocated as Second Amendment Effective Date Term Loans in accordance with the Term Loan Commitments set forth on Schedule 2.1 attached to this

Amendment (and the Lenders agree to make all payments and adjustments necessary to effect such reallocation) and (C) to the extent any Lender’s Term Loan (as defined in the Credit Agreement) equals or exceeds such Lender’s Term Loan Commitment set forth on Schedule 2.1 attached to this Amendment, no additional amount will be required to be funded by such Lender on the Second Amendment Effective Date under Section 1(l)(i) above.

(iv) The parties hereto acknowledge and agree that (x) as of the Second Amendment Effective Date, each Lender shall have the Revolving Loan Commitment and Revolving Proportionate Share set opposite its name on Schedule 2.1 attached to this Amendment and (y) the outstanding Revolving Loans and Revolving Proportionate Shares of L/C Obligations and Swing Line Loans will be reallocated by the Administrative Agent on the Second Amendment Effective Date among the Lenders party hereto in accordance with their Revolving Proportionate Shares set forth on Schedule 2.1 (and the Lenders agree to make all payments and adjustments necessary to effect such reallocation).

(m) Extension Option; Termination of Term Loan Commitment. Section 2.6(a)(i) of the Credit Agreement is hereby amended by replacing each reference therein to “Effective Date” with “Second Amendment Effective Date”.

(n) Increased Costs.

(i) Section 2.12(a)(ii) of the Credit Agreement is hereby amended by inserting the phrase “(other than Taxes)” immediately following the phrase “any other condition”.

(ii) Section 2.12(a) of the Credit Agreement is further amended by (x) adding “or” at the end of clause (ii) thereof and (y) adding a new clause (iii) thereto as follows:

“(iii) subject the Administrative Agent or any Lender to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;”.

(iii) Section 2.12 of the Credit Agreement is further amended by adding thereto the following new clause (e):

“(e) Notwithstanding the foregoing, Borrowers shall not be required to pay to any Lender any amounts pursuant to this Section 2.12 unless such Lender has also generally sought reimbursement for similar amounts from its similarly situated borrowers.”

(o) Financial Condition; No Material Adverse Change. Section 3.4(b) of the Credit Agreement is hereby amended by replacing the phrase “December 31, 2013 to the Effective Date” with the phrase “December 31, 2015 to the Second Amendment Effective Date”.

(p) Foreign Assets Control. Section 3.16(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) None of the Borrowers nor their respective Subsidiaries, or, to such Borrower’s knowledge, officers, directors, employees, or, agents (i) is, or is controlled by, a Designated Person; (ii) has received funds or other property from a Designated Person; (iii) is in breach of or is the subject of any action or investigation under any Anti-Terrorism Law; (iv) is the subject of any Sanctions; or (v) is located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions. None of the Borrowers nor their respective Subsidiaries, or, to such Borrower’s knowledge, officers, directors, employees, or, agents, engages or will engage in any dealings or transactions, or is or will be otherwise associated, with any Designated Person. To the extent applicable, each of the Borrowers and their respective subsidiaries is in compliance, in all material respects, with the Patriot Act. Each Borrower has taken and has caused its Subsidiaries to take reasonable measures to ensure compliance with the Anti-Terrorism Laws and U.S. Foreign Corrupt Practices Act of 1977, as amended.”

(q) Use of Proceeds. Section 5.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The proceeds of the Loans and Letters of Credit will be used only to (a) provide for the working capital and general corporate purposes of the Borrowers and their respective Subsidiaries, including to provide the funding necessary for the Borrowers to make capital contributions to investment companies, funds or accounts which are managed by a member of the Oaktree Operating Group or their respective Subsidiaries or for which such Oaktree Operating Group member or such Subsidiary acts as a general partner or investment manager, and, to the extent permitted under this Agreement, to make equity distributions or fund repurchases by OCG or ControlCo of their respective Capital Stock, to make investments, loans or advances and to fund Restricted Payments permitted by Section 6.5 and (b) pay fees and expenses incurred in connection with the Transactions. No part of the proceeds of any Loan or Letter of Credit will be used directly or, to the Borrowers’ knowledge, indirectly: (w) for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U or X, (x) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the U.S. Foreign Corrupt Practices Act of 1977, as amended, (y) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions or (z) in any other manner that would result in the violation by any party to this Agreement of any Anti-Terrorism Law.”

(r) CLO Subsidiaries.

(i) Combined Net Income. The definition of “Combined Net Income” in Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase “Non-CLO” immediately preceding the reference to “Subsidiary” in the parenthetical in clause (b) therein.

(ii) Combined Total Debt. The definition of “Combined Total Debt” in Section 1.1 of the Credit Agreement is hereby amended by replacing the period at the end thereof with a semicolon and adding the following proviso:

“provided that Consolidated Total Debt shall not include the Indebtedness of a CLO Subsidiary so long as such Indebtedness is non-recourse to each of the Borrowers and their respective Non-CLO Subsidiaries.”

(iii) Certain Covenants.

(1) Section 6.1 of the Credit Agreement is hereby amended by inserting the phrase “(other than any CLO Subsidiary)” immediately following the reference to “any Subsidiary” in clause (y) appearing in the first sentence therein.

(2) Section 6.2 of the Credit Agreement is hereby amended by inserting the phrase “(other than any CLO Subsidiary)” immediately following the reference to “any Subsidiary” in the introductory statement preceding clauses (a) through (i) therein.

(3) Section 6.3 of the Credit Agreement is hereby amended by (i) inserting the phrase “(other than any CLO Subsidiary)” immediately following the reference to “any Subsidiary” in the first sentence of clause (a) therein and (ii) inserting the phrase “(other than CLO Subsidiaries)” immediately following the phrase “Borrowers’ Subsidiaries” in the first sentence of clause (a) therein.

(4) Section 6.7 of the Credit Agreement is hereby amended by inserting the phrase “(other than any CLO Subsidiary)” immediately following the reference to “their respective Subsidiaries” appearing in the first sentence therein.

(s) Indebtedness.

(i) Capital Lease Obligations. Section 6.1(f) of the Credit Agreement is hereby amended by replacing “$30,000,000” with “$50,000,000”.

(ii) Corporate Jet. Section 6.1(k) of the Credit Agreement is hereby amended by replacing “$50,000,000” with “$65,000,000”.

(t) Restricted Payments. Section 6.5(b) of the Credit Agreement is hereby amended by replacing the phrase “no Default or Event of Default shall have occurred and be continuing or would result therefrom” with the phrase “no Default or Event of Default under Sections 7(a), 7(b), 7(d) (as a result of non-compliance with Section 6.8), 7(h) or 7(i) shall have occurred and be continuing or would result therefrom”.

(u) Transactions with Affiliates. Section 6.6(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) (x) in the ordinary course of business or (y) at prices and on terms and conditions not less favorable to a Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties”.

(v) Minimum AUM. Section 6.8(b) of the Credit Agreement is hereby amended by replacing “$50,000,000,000” with “$60,000,000,000”.

(w) Right of Setoff. Section 9.8 of the Credit Agreement is hereby amended by inserting the phrase “or CLOs” after the phrase “or any investment funds” in the first sentence therein.

(x) EU Bail-In. Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.20:

“Section 9.20. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

(y) Schedules. Schedules 3.6, 3.13, 6.1, 6.2, 6.6 and 6.7 of the Credit Agreement are hereby amended and restated in their entirety with Schedules 3.6, 3.13, 6.1, 6.2, 6.6 and 6.7 attached to this Amendment, respectively.

SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. The provisions of Section 1 above are conditioned upon, and such provisions shall not be effective until, satisfaction of the following conditions (the first date on which all of the following conditions have been satisfied being referred to herein as the “Second Amendment Effective Date”):

(a) The Administrative Agent shall have received:

(i) this Amendment, duly executed and delivered by the Borrowers, the Lenders and the Administrative Agent;

(ii) a Revolving Loan Note or amended and restated Revolving Loan Note in favor of each Revolving Lender requesting the same; and

(iii) a Term Loan Note or amended and restated Term Loan Note in favor of each Term Lender requesting the same.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of Munger, Tolles & Olson LLP, special counsel for the Borrowers, covering such matters relating to this Amendment as the Administrative Agent shall reasonably request. The Borrowers hereby request such counsel to deliver such opinion.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Borrower, the authorization of the transactions contemplated herein and any other legal matters relating to the Borrowers, this Amendment or the transactions contemplated herein, all in form and substance satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received a certificate from each Borrower, dated the Second Amendment Effective Date and signed by a Responsible Officer of such Borrower, (i) confirming compliance with the conditions set forth in paragraphs (f) and (g) of this Section 2 and (ii) setting forth the Debt Ratings as of the Second Amendment Effective Date.

(e) The Administrative Agent, the Lenders and the Lead Arranger shall have received (i) to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder and (ii) all fees payable to the Lead Arranger pursuant to the engagement letter dated as of March 24, 2016, by and among the Borrowers and the Lead Arranger.

(f) No Default or Event of Default shall have occurred and be continuing.

(g) The representations and warranties set forth in this Amendment shall be true and correct as of the Second Amendment Effective Date.

(h) The Borrowers shall have paid all fees and expenses payable to the Administrative Agent and the Lenders to be paid on or prior to the Second Amendment Effective Date (including all fees and expenses of counsel to the Administrative Agent).

SECTION 3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided in this Amendment, the Borrowers represent and warrant to the Administrative Agent and each Lender as follows:

(a) Power and Authority. Each Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (hereafter referred to as the “Amended Credit Agreement”).

(b) Authorization of Agreements. The execution and delivery of this Amendment by the Borrowers and the performance of the Amended Credit Agreement by the Borrowers have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Borrower.

(c) Enforceability. Each of this Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d) No Conflict. The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of each of this Amendment and the Amended Credit Agreement do not and will not (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) violate any applicable law or regulation other than violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (iii) violate the charter, by-laws, articles, limited liability company agreement, limited partnership agreement or other organizational documents of any Borrower or any Subsidiary or any order of any Governmental Authority, (iv) violate or result in a default under any indenture, agreement or other instrument binding upon any Borrower or any Subsidiary or the assets of any Borrower or any Subsidiary other than violations or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (v) give rise to a right under any indenture, agreement or other instrument binding upon any Borrower or any Subsidiary or upon the assets of any Borrower or any Subsidiary to require any material payment to be made by any Borrower or any Subsidiary, and (vi) result in the creation or imposition of any Lien on any asset of any Borrower or any Subsidiary.

(e) Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrowers of this Amendment.

(f) Representations and Warranties in the Credit Agreement. The Borrowers confirm that the representations and warranties contained in Article III of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of the Second Amendment Effective Date (after giving effect to Section 1(y) herein and except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of such specific date) and that no Default or Event of Default has occurred and is continuing.

SECTION 4. Miscellaneous.

(a) Reference to and Effect on the Credit Agreement and the other Loan Documents.

(i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(ii) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Credit Agreement or any of the other Loan Documents.

(iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Credit Agreement, and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

(iv) If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Loan Document, the terms and provisions of this Amendment shall govern.

(b) Expenses. The Borrowers acknowledge that all reasonable costs and expenses of the Administrative Agent incurred in connection with this Amendment will be paid in accordance with Section 9.3 of the Credit Agreement.

(c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Transmission by telecopier of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

(e) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York.

(f) Loan Document. This Amendment is a Loan Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference.

(g) Notes. Each Lender that requests and receives an amended and restated Revolving Loan Note and/or Term Loan Note as described in Section 2(a) agrees to, promptly after such receipt, deliver any Note previously issued in its favor marked “cancelled” to the Borrowers at the following address:

c/o Oaktree Capital Management, L.P.

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

Attention: Philip McDermott

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ David M. Kirchheimer
	Name:	David M. Kirchheimer
	Title:	Principal, Chief Financial Officer

By:	/s/ Jay Wintrob
	Name:	Jay Wintrob
	Title:	Chief Executive Officer

OAKTREE CAPITAL II, L.P.

By:	/s/ David M. Kirchheimer
	Name:	David M. Kirchheimer
	Title:	Principal, Chief Financial Officer

By:	/s/ Jay Wintrob
	Name:	Jay Wintrob
	Title:	Chief Executive Officer

OAKTREE AIF INVESTMENTS, L.P.

By:	/s/ David M. Kirchheimer
	Name:	David M. Kirchheimer
	Title:	Principal, Chief Financial Officer

By:	/s/ Jay Wintrob
	Name:	Jay Wintrob
	Title:	Chief Executive Officer

OAKTREE CAPITAL I, L.P.

By:	/s/ David M. Kirchheimer
	Name:	David M. Kirchheimer
	Title:	Principal, Chief Financial Officer

By:	/s/ Jay Wintrob
	Name:	Jay Wintrob
	Title:	Chief Executive Officer

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer, Swing Line Lender and a Lender

By:	/s/ Janet N. Yamamoto
	Name:	Janet N. Yamamoto
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Matthew C. White
	Name:	Matthew C. White
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Joanne Carey
	Name:	Joanne Carey
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

J.P. MORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Matthew Griffith
	Name:	Matthew Griffith
	Title:	Executive Director

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Edwin Soogrim
	Name:	Edwin Soogrim
	Title:	Director

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

CITIBANK, N.A., as a Lender

By:	/s/ Erik Andersen
	Name:	Erik Andersen
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Di Li
	Name:	Di Li
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Barry K. Chung
	Name:	Barry K. Chung
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement – Oaktree]

SCHEDULE 2.1

NAMES, ADDRESSES, COMMITMENTS, AND PROPORTIONATE SHARES OF THE LENDERS

Name of Lender	Revolving Loan Commitment	Revolving Proportionate Share	Term Loan Commitment	Term Proportionate Share
Wells Fargo Bank, National Association	$83,333,333.35	16.66666667%	$41,666,666.65	16.66666667%
Bank of America, N.A.	$46,666,666.67	9.33333333%	$23,333,333.33	9.33333333%
The Bank of New York Mellon	$46,666,666.67	9.33333333%	$23,333,333.33	9.33333333%
JPMorgan Chase Bank, N.A.	$46,666,666.67	9.33333333%	$23,333,333.33	9.33333333%
HSBC Bank USA, National Association	$40,000,000.00	8.00000000%	$20,000,000.00	8.00000000%
Citibank, N.A.	$33,333,333.33	6.66666667%	$16,666,666.67	6.66666667%
Credit Suisse AG, Cayman Islands Branch	$33,333,333.33	6.66666667%	$16,666,666.67	6.66666667%
Goldman Sachs Bank USA	$33,333,333.33	6.66666667%	$16,666,666.67	6.66666667%
Morgan Stanley Bank, N.A.	$33,333,333.33	6.66666667%	$16,666,666.67	6.66666667%
MUFG Union Bank, N.A.	$33,333,333.33	6.66666667%	$16,666,666.67	6.66666667%
Barclays Bank PLC	$23,333,333.33	4.66666667%	$11,666,666.67	4.66666667%
Deutsche Bank AG New York Branch	$23,333,333.33	4.66666667%	$11,666,666.67	4.66666667%
U.S. Bank National Association	$23,333,333.33	4.66666667%	$11,666,666.67	4.66666667%
Total	$500,000,000	100.00%	$250,000,000	100.00%

WELLS FARGO BANK, NATIONAL ASSOCIATION

as a Lender

Wells Fargo Bank, National Association

333 South Grand Avenue, 6th Floor

Los Angeles, CA 90071

Attention: Janet N. Yamamoto

Tel. No. (213) 253-6141

Fax No. (866) 359-9230

E-mail: yamamojn@wellsfargo.com

BANK OF AMERICA, N.A.

as a Lender

Bank of America, N.A.

One Bryant Park

New York, NY 10036

Attn: Matthew White

Tel. No.: (646) 556-0081

Fax No.: (980) 819-3028

E-mail: matthew.c.white@baml.com

THE BANK OF NEW YORK MELLON

as a Lender

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Attention: Joanne Carey

Tel. No. (212) 635-7159

Fax No. (212) 635-8541

E-mail: Joanne.Carey@bnymellon.com

JPMORGAN CHASE BANK, N.A.

as a Lender

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 23

New York, New York 10179

Attention: Matthew Griffith

Tel. No. (212) 270-8197

Fax No. (212) 270-5222

E-mail: Matthew.Griffith@jpmorgan.com

HSBC BANK USA, NATIONAL ASSOCIATION

as a Lender

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Attention: Stephanie W. Lee

Tel. No. (212) 525-7629

Fax No. (212) 525-2479

E-mail: Stephanie.W.Lee@us.hsbc.com

CITIBANK, N.A.

as a Lender

Citibank, N.A.

388 Greenwich St

New York, NY 10013

Attention: Jared Lyon

Tel. No. (212) 816-2873

Fax No. (646) 441-4712

E-mail: Jared.Lyon@citi.com

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as a Lender

Credit Suisse AG, Cayman Islands Branch

Eleven Madison Avenue

New York, NY 10010

Attention: Doreen Barr

Tel. No. (212) 325-9914

Fax No. (212) 743-2737

E-mail: Doreen.Barr@credit-suisse.com

GOLDMAN SACHS BANK USA

as a Lender

Goldman Sachs Bank USA

c/o Goldman, Sachs & Co.

30 Hudson Street, 5th Floor

Jersey City, NJ 07302

Attention: Michelle Latzoni

Tel. No. (212) 934-3921

Fax No. (917) 977-3966

E-mail: gsd.link@gs.com

MORGAN STANLEY BANK, N.A.

as a Lender

Morgan Stanley Loan Servicing

1300 Thames Street Wharf, 4th floor

Baltimore, MD 21231

Tel: 443-627-4335

Fax: 718-233-2140

msloanservicing@morganstanley.com

MUFG UNION BANK, N.A.

as a Lender

MUFG Union Bank, N.A.

1901 Avenue of the Stars

Los Angeles, CA 90067

Attention: Gail Boyle

Tel. No. (310) 551-8962

Fax No. (310) 551 8980

E-mail: Gail.Boyle@unionbank.com

BARCLAYS BANK PLC

as a Lender

Barclays Bank PLC

745 7th Avenue, 26th Floor

New York, NY 10019

Attention: Alicia Borys

Tel. No. (212) 526-4291

Fax No. (212) 526-5115

E-mail: Alicia.Borys@barclays.com

DEUTSCHE BANK AG NEW YORK BRANCH

as a Lender

Deutsche Bank AG New York Branch 60

Wall Street

New York, NY 10005

Attention: Kirk Tashjian

Tel. No. (212) 250-2468

Fax No. (212) 797-5690

E-mail: kirk.tashjian@db.com

U.S. BANK NATIONAL ASSOCIATION

as a Lender

U.S. Bank National Association

461 Fifth Avenue, 7th Floor

New York, NY 10017

Attention: Michael Ugliarolo

Tel. No. (917) 326-3101

E-mail: Michael.ugliarolo@usbank.com